                                                                   EXHIBIT 10.28

                   FORM OF INCENTIVE STOCK OPTION AGREEMENT
                   ----------------------------------------

          THIS AGREEMENT, dated ___________, 1997 is made by and between COMPS InfoSystems, Inc., a Delaware corporation hereinafter referred to as "Company," and ___________, an employee of the Company or a Parent Corporation or Subsidiary of the Company, hereinafter referred to as "Employee" or "Optionee":

          WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of its $.0l par value non-voting Class B Common Stock; and

          WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

          WHEREAS, the Administrator, appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Incentive Stock Option provided for herein to the Employee as an inducement to perform future services for the Company, its Parent Corporations or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                       1

                                  DEFINITIONS
                                  -----------

          Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

1.1 - Administrator
---   -------------

          "Administrator" shall mean: (a) prior to the Initial Public Offering, the Board, or, in the sole and absolute discretion of the Board, the Committee; and (b) after the Initial Public Offering, the Committee.

1.2 - Board
---   -----

          "Board" shall mean the Board of Directors of the Company.

1.3 - Code
---   ----

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
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1.4  - Committee
---    ---------

          "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in the Plan.

1.5  - Common Stock
---    ------------

          "Common Stock" shall mean the Company's non-voting Class B Common Stock, par value $.0l per share.

1.6  - Company
---    -------

          "Company" shall mean COMPS InfoSystems, Inc.

1.7  - Director
---    --------

          "Director" shall mean a member of the Board.

1.8  - Exchange Act
---    ------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

1.9  - Initial Public Offering
---    -----------------------

          "Initial Public Offering" shall mean the closing of the sale of the Company's securities pursuant to an underwritten public offering.

1.10 - Officer
----   -------

          "Officer" shall mean an officer of the Company, as defined in Rule 16a-l(f) under the Exchange Act, as such Rule may be amended in the future.

1.11 - Option
----   ------

          "Option" shall mean the incentive stock option to purchase Common Stock of the Company granted under this Agreement.

1.12 - Parent Corporation
----   ------------------

          "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

1.13 - Plan
----   ----

          "Plan" shall mean the Amended and Restated Stock Option Plan of COMPS InfoSystems, Inc.

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1.14 - Rule 16b-3
----   ----------

          "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

1.15 - Secretary
----   ---------

          "Secretary" shall mean the Secretary of the Company.

1.16 - Securities Act
----   --------------

          "Securities Act" shall mean the Securities Act of 1933, as amended.

1.17 - Subsidiary
----   ----------

          "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

1.18 - Termination of Employment
----   -------------------------

          "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding any termination where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                       2

                                GRANT OF OPTION
                                ---------------

2.1 - Grant of Option
---   ---------------

          In consideration of the Employee's agreement to remain in the employ of the Company, its Parent Corporations or its Subsidiaries and for other good and valuable consideration, including the Company's desire to reward future services and contributions of the Employee, on the date hereof the Company irrevocably grants to the Employee the option to purchase any part or all of an aggregate of ________ shares of its $.0l par value non-voting Class B Common Stock upon the terms and conditions set forth in this Agreement.

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

2.2 - Purchase Price
---   --------------
          The purchase price of the shares of stock covered by the Option shall be $.30 per share without commission or other charge.

2.3 - Consideration to Company
---   ------------------------

          In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient services to the Company, a Parent Corporation or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

2.4 - Adjustments in Option
---   ---------------------

          In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Administrator shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Employee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share; provided, however, that each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Administrator shall be final and binding upon the Employee, the Company and all other interested persons.

                                       3

                            PERIOD OF EXERCISABILITY
                            ------------------------

3.1 - Commencement of Exercisability
---   ------------------------------

          (a) Subject to Sections 3.5 and 5.6, the Option shall become exercisable in five (5) cumulative installments as follows:

               (i) The first installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable upon the first anniversary of the date the Option is granted.

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               (ii)   The second installment shall consist of twenty percent
     (20%) of the shares covered by the Option and shall become exercisable upon the second anniversary of the date the Option is granted.

               (iii) The third installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable upon the third anniversary of the date the Option is granted.

               (iv) The fourth installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable upon the fourth anniversary of the date the Option is granted.

               (v) The fifth installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable upon the fifth anniversary of the date the Option is granted.

          (b) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

3.2 - Duration of Exercisability
---   --------------------------

          The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

3.3 - Expiration of Option
---   --------------------

          The Option may not be exercised to any extent by anyone after the first to occur of the following events:

          (a) The expiration of ten (10) years from the date the Option was granted; or

          (b) If the Employee owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five (5) years from the date the Option was granted; or

          (c) The time of the Employee's Termination of Employment unless such Termination of Employment results from his death, his retirement, his disability (within the meaning of Section 22(e)(3) of the Code) or his being discharged not for good cause; or

          (d) The expiration of three (3) months from the date of the Employee's Termination of Employment by reason of his retirement or his being discharged not for good cause, unless the Employee dies within said three-month period; or

          (e) The expiration of one (1) year from the date of the Employee's Termination of Employment by reason of his disability (within the meaning of Section 22(e)(3) of the Code); or

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          (f)  The expiration of one (1) year from the date of the Employee's death; or

          (g) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Administrator waives this provision in connection with such transaction. At least ten (10) days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Administrator shall give the Employee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

3.4 - Acceleration of Exercisability
---   ------------------------------

          In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Administrator may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event and incorporated in the notice referred to in Section 3.3(g), that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under
Section 3.1(a); provided, however, that this acceleration of exercisability shall not take place if:

          (a) This Option becomes unexercisable under Section 3.3 prior to said effective date; or

          (b) In connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by an employer corporation, or a parent or subsidiary of such corporation, so that such assumption or substitution complies with the provisions of Section 424(a) of the Code; and provided, further, that nothing in this Section 3.4 shall make this Option exercisable if it is otherwise unexercisable by reason of Section
3.5 or Section 5.6.

          The Administrator may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction, and determinations regarding whether provisions for assumption or substitution have been made as defined in subsection (b) above.

3.5 - Limitation on Exercisability
---   ----------------------------

          Notwithstanding any other provision of this Agreement, the aggregate fair market value (determined at the time the Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by the Employee during any calendar year (under the Plan and all

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other incentive stock option plans of the Company, any Subsidiary and any Parent
Corporation) shall not exceed $100,000.

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                              EXERCISE OF OPTION
                              ------------------

4.1 - Person Eligible to Exercise
---   ---------------------------

          During the lifetime of the Employee, only he may exercise the Option or any portion thereof. After the death of the Employee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Employee's will or under the then applicable laws of descent and distribution.

4.2 - Partial Exercise
---   ----------------

          Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than One Thousand (1000) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

4.3 - Manner of Exercise
---   ------------------

          The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

          (a) Notice in writing signed by the Employee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Administrator; and

               (i) Full payment (by cashiers check or wire transfer) for the shares with respect to which such Option or portion is exercised; or

               (ii) With the consent of the Administrator, (A) shares of the Company's Common Stock owned by the Employee duly endorsed for transfer to the Company or (B) subject to the timing requirements of Section 4.4, shares of the Company's Common Stock issuable to the Employee upon exercise of the Option, with a fair market value (as determined under Section 4.2(b) of the Plan) on the date of Option exercise equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

               (iii) With the consent of the Administrator; a promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Administrator. The Administrator may also prescribe the form of such note and the

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     security to be given for such note. That Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

               (iv) With the consent of the Administrator, any combination of the consideration provided in the foregoing subparagraphs (i) - (iii); and

          (b) A bona fide written representation and agreement, in a form satisfactory to the Administrator, signed by the Employee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares;

          (c) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; with the consent of the Administrator, (i) shares of the Company's Common Stock owned by the Employee duly endorsed for transfer or (ii) subject to the timing requirements of Section 4.4, shares of the Company's Common Stock issuable to the Employee upon exercise of the Option, valued in accordance with Section 4.2(b) of the Plan at the date of Option exercise, may be used to make all or part of such payment; and

          (d)  In the event the Option or portion shall be exercised pursuant to
Section 4.1 by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

4.4 - Certain Timing Requirements
---   ---------------------------

          Shares of the Company's Common Stock issuable to the Employee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (i) during the period beginning on the third (3rd) business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth (12th) business day following such date or (ii) pursuant to an

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irrevocable written election by the Employee to use shares of the Company's
Common Stock issuable to the Employee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Administrator) made at least six (6) months prior to the payment of such Option price or withholding taxes.

4.5 - Conditions to Issuance of Stock Certificates
---   --------------------------------------------

          The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

          (b) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

4.6 - Rights as Shareholder
---   ---------------------

          The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                       5

                                OTHER PROVISIONS
                                ----------------

5.1 - Administration
---   --------------

          The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In the event the Administrator is the Committee, the Board shall have no right to exercise any of the rights or duties of the Committee under the Plan and this Agreement.

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5.2 - Option Not Transferable
---   -----------------------

          Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

5.3 - Shares to Be Reserved
---   ---------------------

          The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

5.4 - Notices
---   -------

          Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.5 - Titles
---   ------

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6 - Shareholder Approval
---   --------------------

          The Plan will be submitted for approval by the Company's shareholders within twelve (12) months after the date the Plan was initially adopted by the Board. This Option may not be exercised to any extent by anyone prior to the time when the Plan is approved by the shareholders, and if such approval has not been obtained by the end of said twelve-month period, this Option shall thereupon be cancelled and become null and void. The Company shall take such actions as may be necessary to satisfy the requirements of Rule 16b-3(b).

5.7 - Notification of Disposition
---   ---------------------------

          The Employee shall give prompt notice to the Company of any disposition or other transfer of any shares of stock acquired under this Agreement if such disposition or transfer

                                       10
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is made (a) within two (2) years from the date of granting the Option with respect to such shares or (b) within one (1) year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

5.8  - Construction
---    ------------

          This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

5.9  - Conformity to Securities Laws
---    -----------------------------

          The Employee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

5.10 - Company's Right to Repurchase Shares
----   ------------------------------------

          Upon Termination of Employment, the Company shall have the option to repurchase all (but not less than all) of the shares of stock which have been purchased by the Employee pursuant to exercise of the Option and which the Employee then holds. The repurchase price payable by the Company if it exercises its repurchase option shall be the greater of the purchase price of the shares pursuant to Section 2.2 or the fair market value of the shares of stock on the date of repurchase, determined in accordance with Section 4.2 of the Plan, except that if at the date of such repurchase, the Company's common stock is not publicly traded, the fair market value of the shares of stock shall be determined for purposes of this Section 5.10 on the basis of the following formula: eight (8) times the Company's pre-tax earnings for the Company's most recently audited fiscal year divided by the number of outstanding shares of the Company's common stock (including shares issuable upon the conversion of outstanding shares of preferred stock) on the date of repurchase.

          The Company's repurchase option shall be exercisable by giving written notice to the Employee within thirty (30) calendar days after the Termination of Employment provided, however, that in the event that the Optionee exercises the
           --------  -------
Option after the Optionee's Termination of Employment but prior to the expiration of the Option pursuant to the provisions of Section 3.3, the Company's repurchase option shall be exercisable by giving written notice within thirty (30) calendar days after the exercise of the Option by the Optionee. In the event that the Company exercises its option to repurchase shares of stock from the Optionee pursuant to this Section 5.10, Optionee's shares of stock shall automatically be cancelled, and Optionee shall have no further right, claim or title to such shares, other than the right to receive the

                                       11
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repurchase price provided for in this Section 5.10. Upon receipt of a general release and the stock certificates representing the shares, the Company shall forward payment for such shares.

5.11 - Restrictions on Transfer of Shares
----   ----------------------------------

          (a) There can be no valid transfer (as hereinafter defined) of any shares of stock purchased on exercise of the Option, or any interest in such shares, by any holder of such shares or interests unless such transfer is solely for cash consideration and is made in compliance with the following provisions:

               (i) Before there can be a valid transfer of any shares or any interest therein, the record holder of the shares to be transferred (the "Offered Shares") shall give written notice (by registered or certified mail) to the Company. Such notice shall specify the identity of the proposed transferee, the cash price offered for the Offered Shares by the proposed transferee and the other terms and conditions of the proposed transfer. The date such notice is mailed shall be hereinafter referred to as the "notice date" and the record holder of the Offered Shares shall be hereinafter referred to as the "Offeror."

               (ii) For a period of thirty (30) calendar days after the notice date, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the purchase price and on the terms set forth in subsection (a)(iii) of this Section 5.11. This option shall be exercisable by the Company by mailing (by registered or certified mail) written notice of exercise to the Offeror prior to the end of said thirty
     (30) days.

               (iii) The price at which the Company may purchase the Offered Shares pursuant to the exercise of such option shall be the lower of (a) the cash price offered for the Offered Shares by the proposed transferee (as set forth in the notice required under subsection (a)(i) of this Section 5.11) or (b) the greater of the purchase price of the shares pursuant to Section 2.2 or fair market value of the shares of stock on the notice date, determined in accordance with Section 4.2 of the Plan, except that if at the notice date, the Company's common stock is not publicly traded, the fair market value of the shares of stock shall be determined for purposes of this Section 5.11 on the basis of the following formula: eight (8) times the Company's pre-tax earnings for the Company's most recently audited fiscal year divided by the number of outstanding shares of the Company's common stock (including shares issuable upon the conversion of outstanding shares of preferred stock) on the notice date. The Company's notice of exercise of such option shall be accompanied by full payment for the Offered Shares and, upon such payment by the Company, the Company shall acquire full right, title and interest to all of the Offered Shares.

               (iv)   If, and only if, the option given pursuant to subsection
     (a)(ii) of this Section 5.11 is not exercised, the transfer proposed in the notice given pursuant to subsection (a)(i) of this Section 5.11 may take place; provided, however, that such transfer must, in all respects, be exactly as proposed in said notice except that such transfer may not take place either before the tenth (10th) calendar day after the expiration of said thirty-day option exercise period or after the ninetieth (90th) calendar day after the

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

     expiration of said thirty-day option exercise period, and if such transfer has not taken place prior to said ninetieth (90th) day, such transfer may not take place without once again complying with subsection (a) of this
     Section 5.11.

          (b) As used in this Section 5.11, the term "transfer" means any sale, encumbrance, pledge, gift or other form of disposition or transfer of shares of the Company's stock or any legal or equitable interest therein; provided, however, that the term "transfer" does not include a transfer of such shares or interests by will or by the applicable laws of descent and distribution or a gift of such shares if the transferee or donee agrees to be bound by the provisions of this Section 5.11.

          (c) None of the shares of the Company's stock purchased on exercise of the Option shall be transferred on the Company's books nor shall the Company recognize any such transfer of any such shares or any interest therein unless and until all applicable provisions of this Section 5.11 have been complied with in all respects. The certificates of stock evidencing shares of stock purchased on exercise of the Option shall bear an appropriate legend referring to the transfer restrictions imposed by this Section 5.11 and to the repurchase option provided for in Section 5.10.

5.12 - Company's Right to Non-Disclosure of Financial Information
----   ----------------------------------------------------------

          The Company shall have the right not to disclose the Company's financial information as long as the Company's common stock is not publicly traded. Whether an optionee or shareholder, the Employee agrees that Employee's access to the Company's financial information and financial records will be strictly prohibited as long as the Company's common stock is not publicly traded. Access to such financial information may only be granted by the Company's President or Chairman, in his or her sole discretion.

5.13 - Lock-up in Event of Initial Public Offering
----   -------------------------------------------

          The Optionee agrees that, during a period of 180 days from the date of the Initial Public Offering, Optionee will not, without the prior written consent of the underwriter(s) of the Initial Public Offering, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of or transfer, any shares of Common Stock issuable upon exercise of the Option.

5.14 - Dispute Resolution
----   ------------------

          Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, that cannot be resolved between the parties in a timely manner shall be resolved by binding arbitration before a single neutral arbitrator. The arbitrator shall be selected from the American Arbitration Association through its procedures. All rules governing the arbitration shall be the rules as set forth by the American Arbitration Association. The arbitrator is bound to rule only on whether or not there has been a violation of the terms of this Agreement and to render an award, if any, that is consistent with the terms of this Agreement. Neither party to this Agreement is entitled to any legal recourse or rights or remedies other than those provided within this Agreement. The arbitrator may apportion the costs of the arbitration, including arbitrator's

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

fees, among the parties, but shall have no power to award attorneys' fees. Each party shall be responsible for its own attorneys' fees.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.


                                       By
                                         --------------------------------------
                                            President


                                       By
                                         --------------------------------------
                                            Secretary



-------------------------------
       Employee


-------------------------------
       Address


Employee's Taxpayer
Identification Number:


-------------------------------

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